UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – June 26, 2015
(Date of earliest event reported)
____________________________________________

ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

____________________________________________

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Allegion plc has announced that its wholly-owned subsidiary, Allegion Luxembourg Holding and Financing S.à r.l. (the “Purchaser”), entered into a Share Purchase Agreement (the “Purchase Agreement”), dated as of June 26, 2015, with SimonsVoss Luxco S.à r.l. and SimonsVoss Co-Invest GmbH & Co. KG (collectively, the “Sellers”) and Mr. Frank Rovekamp, pursuant to which the Purchaser has agreed to purchase all of the shares of capital stock of SimonsVoss Technologies GmbH (“SimonsVoss”) held by the Sellers for €210 million. SimonsVoss is an electronic lock company primarily serving Germany and other European markets.

The acquisition is expected to close during the third quarter of 2015, subject to regulatory approvals and the satisfaction of certain customary closing conditions. The Purchase Agreement also contains certain representations, warranties, covenants and limitations on Sellers’ liability which are customary to transactions of this type. The Sellers’ liability with respect to breaches of representations and warranties is limited and, as a result, breaches of certain representations and warranties are expected to be insured under an insurance policy.

A copy of the Company's press release relating to the acquisition discussed above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Allegion plc dated June 29, 2015

Forward Looking Statements
This Current Report on Form 8-K and press release include “forward-looking statements,” which are statements that are not historical facts, including, but not limited to, statements that relate to the Company's intent to acquire SimonsVoss, the expected benefits and results of the proposed transaction, the timing of the transaction and the impact on the Company's earnings per share. These forward-looking statements are based on the Company's currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on these factors and other risks that may affect the Company's business is included in filings it makes with the Securities and Exchange Commission from time to time; including its Form 10-K for the year ended December 31, 2014, Form 10-Q for the quarter ended March 31, 2015 and in our other SEC filings. The Company assumes no obligations to update these forward looking statements.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 29, 2015	/s/ Patrick S. Shannon
Patrick S. Shannon, Senior Vice President and Chief Financial Officer